UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2009
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-5.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
     On May 11, 2009, KeyCorp entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Morgan Stanley & Co. Incorporated (“Morgan Stanley”), pursuant to which KeyCorp may, from time to time, offer and sell its common shares, par value $1.00 per share, having aggregate gross sales proceeds of up to $750,000,000 (the “Shares”), through Morgan Stanley as our sales agent or to Morgan Stanley as principal. Sales of the Shares through Morgan Stanley as sales agent, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of the sale or as authorized by the board of directors of KeyCorp, at prices related to the prevailing market prices or at negotiated prices.
     The Shares sold in the offering will be issued pursuant to a prospectus dated June 12, 2008 (“Prospectus”), and a prospectus supplement (“Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on May 11, 2009, in connection with one or more offerings of Shares from KeyCorp’s effective shelf registration statement on Form S-3 (File No. 333-151608) (the “Registration Statement”). Under the terms of the Distribution Agreement, we may also sell Shares to Morgan Stanley as principal for its own account at a price agreed upon at the time of sale.
     The Distribution Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the transactions contemplated by the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit. Additional exhibits are filed herewith in connection with KeyCorp’s Registration Statement, which are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

5.1	Opinion of Squire, Sanders & Dempsey L.L.P. regarding the validity of the common shares to be issued pursuant to the equity distribution program.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1).

99.1	Equity Distribution Agreement dated May 11, 2009, between KeyCorp and Morgan Stanley.

99.2	Press Release, dated May 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
Date: May 11, 2009	By:	/s/ Daniel R. Stolzer
		Name:	Daniel R. Stolzer
Senior Vice President and Deputy General Counsel

Exhibit Index

5.1	Opinion of Squire, Sanders & Dempsey L.L.P. regarding the validity of the common shares to be issued pursuant to the equity distribution program.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1).

99.1	Equity Distribution Agreement dated May 11, 2009, between KeyCorp and Morgan Stanley.

99.2	Press Release, dated May 11, 2009.